EXHIBIT 23.2
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Semotus Solutions, Inc.
Los Gatos, CA

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 2, 2003, relating to the consolidated financial statements of Semotus Solutions, Inc. appearing in the Annual Report on Form 10-K for the year ended March 31, 2003.

We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.

                                          /s/ Burr, Pilger & Mayer LLP
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                                          Burr, Pilger & Mayer LLP

Palo Alto, California
February 24, 2004